UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 28, 2025
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OP BANCORP
(Exact name of registrant as specified in its charter)
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California	001-38437	81-3114676
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Wilshire Blvd., Suite 500, Los Angeles, CA		90017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (213) 892-9999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	OPBK	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01.    Other Events

On August 28, 2025, OP Bancorp (the “Company”), the holding company of Open Bank, issued a press release (the “Press Release”) announcing that the Company’s Board of Directors approved a stock repurchase program authorizing the repurchase of up to 700,000 shares of Company common stock (the “Repurchase Program”). A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.

The Repurchase Program is intended to be conducted in accordance with Rule 10b-18 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 10b-18”). Purchases under the Repurchase Program may be made, if in open market transactions at prevailing market prices, in privately negotiated transactions, or by other means in compliance with Rule 10b-18. However, the Company has no obligation to repurchase shares and the timing, actual number, and value of shares to be repurchased is subject to management’s discretion and will depend on the Company’s stock price and other market conditions. The Company may, in the sole discretion of the Board, suspend or terminate the Repurchase Program at any time while it is in effect.

The information in this Current Report set forth under this Item 8.01, including exhibit 99.1 hereto, shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be deemed incorporated by reference into any registration statement or other filing pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly stated by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release dated August 28, 2025, announcing the approval of a share repurchase program
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OP Bancorp

Date: August 28, 2025	By:	/s/ Jaehyun Park
Jaehyun Park
Executive Vice President and Chief Financial Officer
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